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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549







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                                    FORM 8-K


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                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT: March 21, 1996







                                                               I.R.S. Employer
Commission                                     State of        Identification
File Number   Registrant                       Incorporation   Number
------------- -------------------------------- --------------- ----------------

001-11227     Washington Energy Company        Washington      91-1005304
001-11271     Washington Natural Gas Company   Washington      91-1005303



                 815 Mercer Street, Seattle, Washington 98109
            (Address of Registrant's principal executive offices)
      Registrant's telephone number, including area code: (206) 622-6767




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ITEM 5.  OTHER EVENTS

a) On March 20, 1996, Washington Energy Company, parent company of Washington Natural Gas Company, and Puget Sound Power & Light Company issued the following press release:

MERGER OF PUGET POWER AND WASHINGTON ENERGY APPROVED BY SHAREHOLDERS; NEW NAME ANNOUNCED

      SEATTLE, WA -- Shareholders of Puget Sound Power & Light Company and Washington Energy Company, voting as separate groups, today approved the merger of the two companies. Before the merger becomes final, however, it must also be approved by state regulators.
      Shareholders today also learned the new name chosen for the merged company: Puget Sound Energy.
      "We believe, and our customer focus groups agreed, that the name should indicate we are an integral part of this region -- accessible, responsible, and a good neighbor," said Richard R. Sonstelie, president and CEO of Puget Sound Power & Light Company and chairman-designate of the new company.
      "The name clearly says who we are, and where we are," said William P. Vititoe, chairman of Washington Energy and its utility subsidiary, Washington Natural Gas, and president-designate of the new company. "By linking our company to the regional community, it conveys the accessibility and responsiveness that will be our hallmarks," he said.
      The companies announced merger plans on October 18, 1995, following unanimous approval by their boards of directors. On February 20, Puget Power and Washington Natural Gas filed an application with the Washington Utilities & Transportation Commission, requesting approval of the merger.
      The companies have requested that the Commission expedite the review process and approve the merger during the second half of 1996.
      The new company would serve 840,000 electric and 475,000 natural gas customers (including 250,000 customers served by both companies), within a service territory covering approximately 6,000 square miles in western Washington state.
      The merger proposal required an affirmative vote of two-thirds of common shares outstanding for both Puget Power and Washington Energy. Of proxies received, approximately 96 percent of Puget Power common shares and approximately 98 percent of Washington Energy common shares were cast in favor of the merger.
      Puget Power serves customers in Island, Jefferson, King, Kitsap, Kittitas, Pierce, Skagit, Thurston and Whatcom counties. Washington Natural Gas serves customers in King, Snohomish, Pierce, Thurston and Lewis counties.
      Puget Sound Power & Light Company common stock trades on the New York Stock Exchange (NYSE) under the symbol, "PSD." Washington Energy Company common stock trades on the NYSE under the symbol, "WEG."







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SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WASHINGTON ENERGY COMPANY

                              By /s/ James P. Torgerson
                                 James P. Torgerson
                                 Executive Vice President,
                                 Chief Administrative Officer and
                                 Chief Financial Officer; the
                                 Principal Financial Officer

                              WASHINGTON NATURAL GAS COMPANY

                              by /s/ James P. Torgerson
                                 James P. Torgerson
                                 Executive Vice President,
                                 Chief Administrative Officer and
                                 Chief Financial Officer; the
                                 Principal Financial Officer





March 21, 1996